Exhibit 99.2

2Q19 Earnings Presentation July 30, 2019 Presented by: Anthony G. Petrello Chairman, President, & Chief Executive Officer William J. Restrepo Chief Financial Officer

2 We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: fluctuations and volatility in worldwide prices of and demand for oil and natural gas; fluctuations in levels of oil and natural gas exploration and development activities; fluctuations in the demand for our services; competitive and technological changes and other developments in the oil and gas and oilfield services industries; our ability to renew customer contracts in order to maintain competitiveness; the existence of operating risks inherent in the oil and gas and oilfield services industries; the possibility of the loss of one or a number of our large customers; the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; our access to and the cost of capital, including the impact of a downgrade in our credit rating, covenants restrictions, availability under our unsecured revolving credit facilities, and future issuances of debt or equity securities; our dependence on our operating subsidiaries and investments to meet our financial obligations; our ability to retain skilled employees; our ability to complete, and realize the expected benefits of strategic transactions; the recent changes in U.S. tax laws and the possibility of changes in other tax laws and other laws and regulation; the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, adjusted operating income (loss) and net debt. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes and net debt to total debt, which are their nearest comparable GAAP financial measures, is provided in the Appendix at the end of this presentation. Forward-Looking Statements and Non-GAAP Financial Measures

3 Recent Company Highlights Sequential L48 margins increased slightly to $10,222 from $10,170 in Q1 Deployed five PACE®-M750 rigs in South and West Texas in 2Q 2019, completing planned L48 upgrades Pending International deployments: Argentina (1), Kazakhstan (1), Kuwait (1), Italy (1), Mexico (2), Russia (1), Saudi Arabia (1) Sequential adjusted EBITDA improvement in Rig Technologies and Drilling Solutions Growing penetration of ROCKit® Pilot and NavigatorTM Successfully tested and commercialized slim borehole version of FracView®

4 Financial Overview

5 Financial Summary See reconciliations in the Appendix Diluted Earnings (Losses) Per Share from continuing operations ($000 except EPS) 2Q18 3Q18 4Q18 1Q19 2Q19 Operating Revenues $761,920 $779,425 $782,080 $799,640 $771,406 Adjusted EBITDA(1) 187,683 200,960 201,619 196,996 198,407 Adjusted Operating(1) Income (Loss) (30,579) (7,557) (25,024) (13,395) (19,912) Income (Loss) from Continuing Operations before income taxes (171,937) (83,221) (143,594) (73,577) (181,403) Diluted EPS(2) (0.61) (0.31) (0.55) (0.36) (0.61)

Debt and Liquidity (As of June 30, 2019) (1) See reconciliations in the Appendix (2) Capitalization defined as Net Debt plus Shareholders’ Equity (3) Coverage defined as TTM Adjusted EBITDA / TTM Interest Expense (4) Leverage defined as Net Debt / TTM Adjusted EBITDA Note: Subtotals may not foot due to rounding * Available capacity subject to compliance with covenants in credit facilities Liquidity (at June 30, 2019) Cash & Available Capacity: $1,821* High 4Q18 1Q19 2Q19 Change ($MM's) 3/31/12 12/31/18 3/31/19 6/30/19 2Q19 from 1Q19 Total Debt $4,750 $3,586 $3,678 $3,551 ($127) Cash and ST Investments 494 482 470 396 (74) Net Debt(1) $4,256 $3,105 $3,209 $3,156 ($53) Shareholders’ Equity 5,811 2,701 2,586 2,382 (205) Net Debt to Capitalization(2) 42% 53% 55% 57% 2% Coverage(3) 7.8x 3.3x 3.6x 3.8x 0.2x Net Debt to EBITDA(4) 2.2x 4.1x 4.1x 4.0x -0.1x 6

Debt Maturity Profile as of 6/30/19 All figures in millions Annual figures shown at maturity value. Debt balances reflect carrying values as of June 30, 2019 Availability under Revolving Credit Lines subject to covenants * Value of $294 million as of July 29, 2019 Nearest Maturity in 2020 (1) Debt @ 6/30/19 Total Debt: $3.55Bn(2) Net Debt: $3.16Bn(2) Available Liquidity: $1.82Bn(3) (Revolver Capacity + Cash) (2) (2)(3) * 7

8 Business Segments

Rig Fleet(1) 2Q19 Average Rigs Working Average Utilization U.S. Lower 48 AC > 1500HP 119 104 87% AC Others 63 8 13% SCR Rigs 9 2 22% U.S. Lower 48 Total 191 115 60% U.S. Offshore 12 4 33% Alaska 16 4 25% Canada 41 7 17% International 148 89 60% Total Fleet 408 218 54% 9 2Q19 Rig Utilization & Availability As of June 30, 2019 Note: Subtotals may not foot due to rounding

10 Lower 48 Rig Utilization by Type As of June 30, 2019 Rig Type Total Rigs Active Total Util. AC % PACE®-X* 43 47 91% PACE®-M750 7 7 100% PACE®-M800 6 6 100% PACE®-M1000 4 4 100% PACE®-B 29 29 100% PACE®-S 9 11 82% UPGRADED PACE®-F 6 6 100% PACE®-F 1 9 11% PACE®-M550 7 47 15% Other AC Rigs 0 16 0% SCR 2 9 22% Total 114 191 60% Rig X27 is under repair.

11 Please refer to the disclaimers on slides 2 and 3 of the presentation deck. U.S. 122 Kazakhstan 5 Venezuela 3 Mexico 2 Saudi Arabia 42 Oman 4 Algeria 2 Colombia 14 Canada 3 India 2 Argentina 9 Russia 3 Kuwait 2 Total = 213 Nabors Drilling Operations As of June 30, 2019

12 Appendix

13 Rig Margins & Activity (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. 2Q18 3Q18 4Q18 1Q19 2Q19 Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working U.S. Drilling $9,381 112.1 $10,540 111.6 $11,428 117.3 $12,350 120.9 $12,061 122.2 Canada Drilling 6,662 10.2 5,352 17.9 6,492 18.3 6,055 16.3 3,764 7.4 International Drilling 16,349 93.1 15,003 96.0 13,527 88.0 12,622 89.7 12,610 88.6

14 Reconciliation of Adjusted EBITDA to Income (Loss) from Cont. Operations Before Income Taxes Adjusted operating income (loss) represents income (loss) from continuing operations before income taxes, interest expense, earnings (losses) from unconsolidated affiliates, investment income (loss), impairments and other charges and other, net. Adjusted EBITDA is computed similarly, but also excludes depreciation and amortization expenses. In addition, adjusted EBITDA and adjusted operating income (loss) exclude certain cash expenses that the Company is obligated to pay. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use these measures as some of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes which is the nearest comparable GAAP financial measure, is provided in the table below. Three Months Ended June 30, September 30, December 31, March 31, June 30, (In Thousands) 2018 2018 2018 2019 2019 Adjusted EBITDA $187,683 $200,960 $201,619 $196,996 $198,407 Depreciation and Amortization (218,262) (208,517) (226,643) (210,391) (218,319) Adjusted Operating Income (loss) (30,579) (7,557) (25,024) (13,395) (19,912) Earnings (losses) from unconsolidated affiliates (1) 0 0 (5) 0 Investment Income (loss) (3,164) (1,342) (5,458) 9,677 469 Interest Expense (60,592) (51,415) (53,731) (52,352) (51,491) Other, net (7,981) (9,137) (5,369) (20,169) (7,899) Impairments and other charges (69,620) (13,770) (54,012) 2,667 (102,570) Income (loss) from continuing operations before income taxes (171,937) (83,221) (143,594) (73,577) (181,403)

15 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. March 31, December 31, March 31, June 30, (In Thousands) 2012 2018 2019 2019 Long-Term Debt $4,474,495 $3,585,884 $3,677,580 $3,550,577 Current Debt 275,616 561 850 790 Total Debt $4,750,111 $3,586,445 $3,678,430 $3,551,367 Cash & Cash Equivalents $354,022 $447,766 $429,127 $367,693 ST Investments 139,950 34,036 40,590 28,023 Net Debt $4,256,139 $3,104,643 $3,208,713 $3,155,651